CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

Nasdaq Symbols: Investors Class - CCASX

Institutional Class - CCALX

Prospectus Dated:

January 31, 2016

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Conestoga Funds • CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087

1-800-494-2755

www.conestogacapital.com

info@conestogacapital.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Summary Section	4
Conestoga Small Cap Fund	4
Investments	8
Risk Factors	8
Management of the Fund	10
How the Fund Values Its Shares	12
Investing in the Fund	14
Dividends, Distributions and Taxes	23
Additional Information	27
Financial Highlights	28

CONESTOGA SMALL CAP FUND

Investment Objective

The Conestoga Small Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Small Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Institutional Class	Investors Class
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%(1)
Other Expenses	0.19%	0.35%
Service Fees (2)	0.10%	0.25%
Other Operating Expenses	0.09%	0.10%
Total Annual Fund Operating Expenses	1.09%	1.50%
Expense Limitation (3)	(0.19)%	(0.40)%
Total Annual Fund Operating Expenses After Expense Limitation	0.90%	1.10%

(1) The Board of Trustees of the Trust will limit the Distribution (12b-1) Fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors Class shares until at least September 30, 2016.

(2) The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay an annual fee of up to 0.25% (for Investors Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and Institutional Class shareholders, respectively.

(3) Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’ (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 0.90% (for the Institutional Class) and 1.10% (for the Investors Class) of the Fund’s average daily net assets until at least January 31, 2017, subject to termination at any time at the option of the Board of Trustees (the “Board”). If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years after the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga Small Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$328	$582	$1,312
Investors Class	$112	$435	$781	$1,756

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year (ended September 30, 2015) the Fund’s portfolio turnover rate was 11.66% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-cap companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund doesn’t expect investments in foreign securities to exceed 20% of the Fund’s total assets. Through March 31, 2016, the Fund will consider “Small-cap companies” to be companies that, at the time of purchase, have market capitalizations of up to $2.5 billion. Effective April 1, 2016, the Fund will consider “Small-cap companies” to be companies that have market capitalizations of up to $3 billion. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in small-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities. There is no guarantee that the Fund will achieve its objective.

Principal Risks

You may lose money by investing in the Fund. The Fund is subject to the following principal risks, more fully described in “Risks Factors” in this prospectus. The Fund’s net asset value and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	Smaller, less seasoned companies lose market share or profits to a greater extent than larger, established companies in times of deteriorating economic conditions;
•	A company’s earnings do not increase as expected;

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten year periods compare with those of broad measures of market performance.   Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual_funds.htm.

The returns below represent the returns for Investors Class shares of the Small Cap Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 06/30/2009: 19.10%. During the same period, the Fund’s worst performing quarter was for the three months ended 12/31/2008: -21.51%.

This table compares the Fund’s average annual total returns for Investors Class shares for the periods ended December 31, 2015 to those of the Russell 2000 Index and the Russell 2000 Growth Index. Institutional Class shares and Investors Class shares of the Small Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/15	One Year	Five Year	Ten Year
Conestoga Small Cap Fund – Investors Class (Inception 10/1/02):
Return Before Taxes	8.03%	11.47%	8.83%
Return After Taxes on Distributions	7.56%	11.07%	8.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.94%	9.04%	7.15%
Conestoga Small Cap Fund – Institutional Class (Inception Date 8/13/14)*	8.26%	-	-
Russell 2000 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-4.41%	11.65%	9.19%
Russell 2000 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-1.38%	14.28%	10.67%

*Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”)

Portfolio Managers

Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga, and Joseph F. Monahan, Managing Partner and Director of Research of Conestoga, are primarily responsible for the day-to-day management of the Fund’s Portfolio. Mr. Mitchell has been a portfolio manager since the Fund’s inception in 2002, and Mr. Monahan has been a portfolio manager of the Fund since February 2014.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $250,000 for Institutional Class shares and $2,500 for Investors Class shares; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to: Conestoga Small Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENTS

Principal Investments — Additional Information

This Prospectus describes Investors Class and Institutional Class shares of the Conestoga Small Cap Fund (the “Small Cap Fund”), which is currently offered by Conestoga Funds (the “Trust”).

The Fund’s investment objective, long-term growth of capital, is fundamental and may not be changed except by the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding voting shares.

Equity securities which the Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

▪	ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.
▪	Common stock. Common stock is a type of security that represents ownership in a corporation. Common stocks generally have outperformed bonds and preferred shares over long-term investment periods. Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company’s assets only after bond holders, preferred shareholders and other debt holders are paid in full.

For a more complete description of which securities the Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

RISK FACTORS

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective, and there is never any assurance that the Fund will perform as it has in the past. You can lose money by investing in the Fund. The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The Fund is subject to the following principal risks:

▪	Equity risk. Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.
▪	Market risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.
▪	Management risk. Management risk is the risk that the Fund’s management team’s investment strategies may not produce the intended results. Management risk also involves the possibility that the Fund’s management teams fail to execute an investment strategy effectively.
▪	Small company risk. Small company risk is a particularly pronounced risk for the Small Cap Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.

▪	Foreign investment risk. Foreign investment risk is the risk involved with the Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
▪	Currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.
▪	Large redemption risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

About the Conestoga Funds

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Fund.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”), a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Fund. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 31, 2015, the Adviser managed approximately $1.59 billion for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Fund, subject to oversight by the Board.

As compensation for advisory services to the Small Cap Fund, the Adviser is entitled to an advisory fee of 0.90% of the average daily net assets of the Small Cap Fund. The Adviser has contractually agreed to limit the Small Cap Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) for Investors Class Shares to 1.10% of the Small Cap Fund’s average daily net assets attributable to Investors Class Shares and for Institutional Class Shares to 0.90% of the Small Cap Fund’s average daily net assets attributable to Institutional Class Shares until at least January 31, 2017. If it becomes no longer necessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Prior to July 1, 2014, the Small Cap Fund offered one class of shares, Shares, which have been redesignated Investors Class Shares. Prior to July 1, 2014, the Adviser paid all of the expenses of the Small Cap Fund, excluding Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Small Cap Fund’s business. For performing these services prior to July 1, 2014, the Adviser received the following annual management fee from the Small Cap Fund. The management fee was 1.20% (1.10% net of fee waivers) of the average daily net assets of the Small Cap Fund. The Adviser, at its own expense, and from its own resources and without reimbursement from the Small Cap Fund, may compensate certain persons who provide services including in connection with the sale or expected sale of shares of the Small Cap Fund, subject to applicable laws and regulations.

A discussion of the most recent approval of the Small Cap Fund’s investment advisory agreement is included in the Fund’s semi-annual report for the fiscal period ended March 31, 2015.

Small Cap Fund Portfolio Managers

Robert M. Mitchell and Joseph F. Monahan are primarily responsible for the day-to-day management of the Small Cap Fund’s portfolio.

Robert M. Mitchell also has served as co-portfolio manager of the Fund since its inception in 2002. As co-founder of the Adviser, Mr. Mitchell has served as Chief Investment Officer since January 1, 2013 and managing partner since 2001, where he is responsible for directing the firm’s equity portfolio management process and employing the firm’s fundamental research approach to selecting securities.

Joseph F. Monahan also has served as co-portfolio manager of the Fund since February 1, 2014. Mr. Monahan joined Conestoga in December of 2008 from McHugh Associates. He is a Portfolio Manager and Senior Research Analyst for the Small and Mid Cap equity strategies. Prior to joining McHugh in 2001, Mr. Monahan was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

HOW THE FUND VALUES ITS SHARES

The Fund calculates its share price for each class of shares, called its net asset value per share (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading.

The NAV for each class of shares of the Fund is calculated by dividing the value of the Fund’s net assets attributable to that class of shares shares by the number of the Fund’s outstanding shares of that class.

You can request the Fund’s current NAV by calling the Fund at 1-800-494-2755 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of the Fund’s shares may change on days when you are not able to buy or sell shares.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The Board has delegated the fair valuation of the Fund’s portfolio securities to a Pricing Committee. The Pricing Committee is comprised of the Adviser’s personnel and may also include one or more Trustees. The Committee determines a portfolio security’s fair value in accordance with guidelines approved by the Board. The Committee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bids and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUND

This section provides information to assist you in buying, exchanging and redeeming shares of each class of the Fund. You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Fund.

How to Purchase Investors Class Shares

You may purchase Institutional Class shares of the Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from the Fund. The Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the

NYSE, you will receive the NAV that the applicable Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. The Fund reserves the right to reject any request to purchase shares of the Fund. The minimum initial investment is $2,500; there is no minimum for subsequent investments.

How to Purchase Institutional Class Shares

You may purchase Institutional Class shares of the Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from the Fund. The Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the applicable Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. The Fund reserves the right to reject any request to purchase shares of the Fund. The minimum initial investment is $250,000; there is no minimum for subsequent investments. The minimum investment requirement for Institutional Class shares of the Fund may be waived for the Trustees of Conestoga Funds.

Purchase Procedures

If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Fund has established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act”. In order to ensure compliance with this law, the Fund must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

▪	Full name;
▪	Date of birth;
▪	Social Security number; and
▪	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-494-2755.

If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

* by Regular U.S. Mail or by Overnight Mail	Conestoga Small Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147

The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-494-2755. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

h by Wire	Call the Fund at 1-800-494-2755 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase and to receive specific instructions. You will be asked to specify the number or dollar amount of shares that you wish to buy. Funds must be wired the same day that your trade is placed.

Pre-Authorized Investment Plan. You can also purchase Investors Class and Institutional Class shares of the Small Cap Fund through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase Investors Class shares or Institutional Class shares of the Small Cap Fund, as applicable. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Fund at 1-800-494-2755. The minimum amount to purchase shares of the Small Cap Fund through a pre-authorized investment plan is $500.

Retirement Plans. You can purchase Investors Class shares of the Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

Frequent Purchases, Exchanges and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in Market Timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Market Timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, Market Timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates Market Timing of the Fund’s shares. To this end, the Board has adopted policies and procedures with respect to Market Timing. In order to prevent or minimize Market Timing, the Fund employ “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity. Specifically, in identifying Market Timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary. Under the Fund’s policies and procedures, at each meeting of the Board of Trustees of the Trust, the Adviser is required to present a written report of any Fund accounts that were prohibited from making additional purchases during the previous quarter.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to Market Timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market close.

With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to Market Timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

▪	Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity. If short-term trading trends are detected, an appropriate course is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

▪	Cooperation. Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and the Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Fund depends on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. The Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund.

If the value and frequency of the activity indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase and exchange orders. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Fund may modify the Market Timing policies at any time.

Exchanging Shares

Investors Class shares of the Fund may be exchanged for Investors Class or Institutional Class shares of the Conestoga SMid Cap Fund (depending on which class an investor qualifies for). Existing holders of Investors Class shares of the Conestoga Small Cap Fund who are eligible to hold Institutional Class shares of the Small Cap Fund may exchange their Investors Class Shares for Institutional Class shares of the Small Cap Fund. When you exchange shares of the Fund for shares of the Conestoga SMid Cap Fund, you are selling your Fund shares and buying shares of the Conestoga SMid Cap Fund, which is a taxable event. Your sale price and purchase price will be based on the

NAV next calculated after the Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Fund directly by mail or calling 1-800-494-2755. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Fund.

How to Redeem Shares

You may redeem shares on any business day through the Fund or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions
To redeem your shares by mail, you should send the Fund a signed letter of instruction indicating your fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:
* by Regular U.S. Mail or by Overnight Mail	Conestoga Small Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147
( by Telephone	To redeem your shares by telephone, call the Fund at 1-800-494-2755 or your Authorized Dealer between the hours of 9:30 a.m. and 4:00 p.m. Eastern Time on any business day. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you, generally within three business days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper form, but in no case take longer than seven days. To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number. Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000 for Investors Class shares or $250,000 for Institutional Class shares. If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-800-494-2755 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days’ notice to shareholders.

Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Signature guarantees. If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Signatures may be guaranteed only by one of the following: a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone policies. To purchase, exchange or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions. If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf. The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase, exchange or request a redemption of shares. If this occurs, please consider using the other purchase, exchange or redemption procedures described in this Prospectus. Alternative procedures may take longer to purchase, exchange or redeem your shares.

Automatic redemption; redemption in kind. If the value of your account falls below $2,500 for Investors Class shares or $250,000 for Institutional Class shares (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption. The Fund may suspend your right to redeem your shares under any of the following circumstances:

•	during non-routine closings of the NYSE;
•	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or
•	when the SEC orders a suspension to protect the Fund’s shareholders.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Investors Class and Institutional Class shares, under which shareholder servicing agents provide administrative and support services to their customers. The Shareholder Servicing Plan was also adopted on behalf of Investors Class shares and Institutional Class shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from Investors Class shares and Institutional Class shares of the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund, on behalf of Investors Class shares and Institutional Class shareholders may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The Fund does not intend to pay more than 0.10% in servicing fees for Institutional Class shares through September 30, 2016. After such date, the Board of Trustees may determine to increase the amount of such fees without a vote of the Fund’s Institutional Class shareholders.

In no event will the Fund pay more than 0.25% in shareholder servicing fees for its Investors Class shares or Institutional Class shares.

Distribution Plan for Investors Class Shares

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay fees from its Investors Class shares assets for selling and distributing Investors Class Shares. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Investors Class shares of the Fund can pay distribution (12b-1) fees at an annual rate of up to 0.25% of the Fund’s Investors Class share assets. The Fund does not intend to pay more than 0.05% in distribution fees through September 30, 2016. After such date, the Board of Trustees may determine to increase the amount of such fees without the vote of the Fund’s Investors Class shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund passes along investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

•	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.
•	Cash. The Fund will send you a check no later than seven days after the payable date.
•	Partial reinvestment. The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash. Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.
•	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Fund at 1-800-494-2755 or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Fund will generally be taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain ”qualified” foreign corporations (“qualifying dividends”) will generally be taxed at long-term capital gain rates, as long as certain other requirements are met. The amount of the Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A portion of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This amount may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares of the Fund for shares of the Conestgoa SMid Cap Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

Backup Withholding. The Fund will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) and dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Fund with a properly completed Form W-8BEN or Form W-8BEN-E, as applicable.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exception from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund sends these documents to each shareholder individually by calling the Trust at 1-800-494-2755.

SMALL CAP FUND FINANCIAL HIGHLIGHTS

Institutional Class shares of the Fund commenced operations on August 13, 2014. The Fund’s Investors Class began operations on October 1, 2002. The financial highlights tables are intended to help you understand the financial performance of the Fund. The tables below represent the financial results for a single share of each share class of the Fund. Prior to August 13, 2014, the Fund offered one class of shares, which was renamed Investors Class shares. The total return in the table represents the rate that an investor would have earned assuming the reinvestment of all dividends and distributions.

The information for the fiscal years or periods ended September 30, 2015, 2014, 2013, 2012, and 2011 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements are incorporated by reference in the SAI, which is available upon request by calling toll-free 1-800-494-2755 or on the internet at www.conestogacapital.com. For a share outstanding throughout each year or period:

CONESTOGA SMALL CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the Year Ended 9/30/2015	For the Period Ended 9/30/2014*

Net asset value – beginning of period	$30.73	$32.18

From Operations
Net investment loss(b)	(0.09)	(0.01)
Net realized and unrealized loss on investments	2.91	(1.44)
Total from investment operations	2.82	(1.45)

Net asset value – end of period	$33.55	$30.73

Total return	9.18%	(4.51)%
Ratios/supplemental data
Net assets – end of period (thousands)	$155,067	$43,355

Before waivers
Ratio of expenses to average net assets	1.09%	1.09%
Ratio of net investment loss to average net assets	(0.44)%	(0.40)%

After waivers
Ratio of expenses to average net assets	0.90%	0.90%
Ratio of net investment loss to average net assets	(0.25)%	(0.20)%

Portfolio turnover rate	11.66%	18.13%

* For the period August 13, 2014 (commencement of operations of Small Cap Institutional Class) through September 30, 2014.

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(b) Not Annualized.

(c) Annualized.

CONESTOGA SMALL CAP FUND

INVESTORS CLASS

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the Year Ended 9/30/2015	For the Year Ended 9/30/2014	For the Year Ended 9/30/2013	For the Year Ended 9/30/2012	For the Year Ended 9/30/2011

Net asset value – beginning of year	$30.72	$33.59	$24.90	$20.43	$19.28

From Operations
Net investment loss(a)	(0.13)	(0.22)	(0.02)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	2.88	(2.02)	8.83	5.10	1.23
Total from investment operations	2.75	(2.24)	8.81	4.98	1.15

Distributions to shareholders
From net investment income	-	-	-	-	-
From net realized capital gains	-	(0.63)	(0.12)	(0.51)	-
Total distributions	-	(0.63)	(0.12)	(0.51)	-

Net asset value – end of year	$33.47	$30.72	$33.59	$24.90	$20.43

Total Returns	8.95%	(6.96)%	35.59%	24.61%	5.96%
Ratios/supplemental data
Net assets – end of year (thousands)	$436,556	$618,488	$548,979	$297,001	$133,214

Before waivers
Ratio of expenses to average net assets	1.30%	1.24%	1.21%	1.22%	1.27%
Ratio of net investment loss to average net assets	(0.57)%	(0.78)%	(0.20)%	(0.62)%	(0.53)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets	(0.37)%	(0.64)%	(0.09)%	(0.50)%	(0.36)%

Portfolio turnover rate	11.66%	18.13%	14.98%	16.42%	18.03%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

CONESTOGA SMALL CAP FUND

CrossPoint at Valley Forge

550 E. Swedesford Road, Suite 120 East

Wayne, PA 19087

1-800-494-2755

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road, Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

1-800-494-2755

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-494-2755 or write to the Fund at Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120, Wayne, PA 19087, or call your Authorized Dealer.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 to obtain information on the operation of the SEC’s Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s prospectus, SAI, annual and semi-annual reports free of charge from Conestoga Funds’ worldwide web site at http://www.conestogacapital.com.

Investment Company Act File No. 811-21120

CONESTOGA FUNDS

CONESTOGA SMID CAP FUND

Nasdaq Symbols: Investors Class – CCSMX

Institutional Class – CCSGX

Prospectus Dated:

January 31, 2016

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Conestoga Funds • CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087

1-800-494-2755

www.conestogacapital.com

info@conestogacapital.com

This Page Intentionally Left Blank

TABLE OF CONTENTS

Summary Section	4
Conestoga SMid Cap Fund	4
Investments	8
Risk Factors	8
Management of the Fund	11
How the Fund Values Its Shares	13
Investing in the Fund	14
Dividends, Distributions and Taxes	23
Additional Information	27
Financial Highlights	28

CONESTOGA SMID CAP FUND

Investment Objective

The Conestoga SMid Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga SMid Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	Investors Class	Institutional Class
Management	0.85%	0.85%
Distribution (12b-1) Fees	0.25%(1)	0.00%
Other Expenses	1.15%	0.87%
Service Fees(2)	0.25%	0.10%
Other Operating Expenses	0.90%	0.77%
Total Annual Fund Operating Expenses	2.25%	1.72%
Expense Limitation(3)	(0.90)%	(0.62)%
Total Annual Fund Operating Expenses After Expense Limitation	1.35%	1.10%

(1) The Board of Trustees of the Trust will limit the Distribution (12b-1) Fees charged to Investors Class shares of the Fund to 0.05% of the average daily net assets attributable to Investors class shares until at least September 30, 2016.

(2) The Fund has adopted Shareholder Servicing Plans on behalf of the Investors Class and the Institutional Class that will allow the Fund to pay annual fees of up to 0.25% (for Investor Class) and 0.10% (for Institutional Class) of its average daily net assets for providing services to the Fund’s Investors Class shareholders and the Fund’s Institutional Class shareholders, respectively.

(3) Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s ‘Total Annual Fund Operating Expenses’(excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2017, subject to termination at any time at the option of the Board of Trustees. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga SMid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amounts for the other years reflect the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investors Class	$137	$617	$1,123	$2,515
Institutional Class	$112	$481	$875	$1,979

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period (ended September 30, 2015), the Fund’s portfolio turnover rate was 12.63% of the average value of its portfolio.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of small-to-mid (“smid”) capitalization companies. Equity securities include American depositary receipts (“ADRs”), convertible securities, foreign and domestic common and preferred stocks, rights and warrants. While there is no limit on investing in foreign securities, the Fund does not expect investment in foreign securities to exceed 20% of the Fund’s total assets. “Small and Mid-cap companies” are companies that, at the time of initial purchase, have market capitalizations between $250 million and $12 billion. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.” The Adviser generally invests the Fund’s assets in Small and Mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company. The Adviser uses a bottom-up approach in selecting securities.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this prospectus. The Fund’s net asset value and total return may be adversely affected for a number of reasons, including, without limitation, if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	A company’s earnings do not increase as expected;
•	Small and Mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies;

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the performance of Investors Class shares of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten year periods compare with those of broad measures of market performance. Past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website: www.conestogacapital.com/mutual_funds.htm.

The returns below represent the returns for Investors Class shares of the SMid Cap Fund (formerly, “Shares”). Institutional Class shares and Investors Class shares of the SMid Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses.

Calendar Year Total Return

During the period shown in the chart, the Fund’s best performing quarter was for the three months ended 12/31/2015: 5.88%. During the same period, the Fund’s worst performing quarter was for the three months ended 09/30/2014: -7.62%.

This table compares the Fund’s average annual total returns for Investors Class shares for the periods ended December 31, 2015 to those of the Russell 2500 Index and the Russell 2500 Growth Index. Institutional Class shares and Investors Class shares of the SMid Cap Fund have returns that are substantially similar because they represent investments in the same portfolio securities and differ only to the extent that they have different expenses. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates. These after-tax returns do not reflect the effect of any applicable state or local taxes. Your after-tax returns may differ from those shown. After-tax returns are not relevant to shareholders investing through tax-deferred programs such as an IRA plan. Future results may be different from those shown.

Average Annual Total Returns as of 12/31/15	One Year	Since Inception
Conestoga SMid Cap Fund – Investors Class (Inception 01/21/14):
Return Before Taxes	-0.11%	-4.31%
Return After Taxes on Distributions	-0.11%	-4.31%
Return After Taxes on Distributions and Sale of Fund Shares	-0.06%	-3.27%
Conestoga SMid Cap Fund – Institutional Class (Inception 12/15/14):*	0.11%	3.11%
Russell 2500 Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-2.90%	1.96%
Russell 2500 Growth Index (the performance information for this index reflects no deduction for fees, expenses or taxes)	-0.19%	3.37%

*Return before taxes. Returns after taxes on distributions and after taxes on distributions and sale of Fund shares are shown for Investors Class shares only and will differ for Institutional Class shares.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - Robert M. Mitchell, Managing Partner and Chief Investment Officer of Conestoga and Derek S. Johnston, CFA, Portfolio Manager at Conestoga.

Co-Portfolio Manager - Joseph F. Monahan, CFA, Managing Partner and Director of Research of Conestoga.

Messrs. Mitchell and Monahan have been managing the Fund since its inception in 2014. Mr. Johnston has been managing the Fund since 2016.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments. The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. The minimum initial investment amounts may be reduced or waived in some cases.

If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to: Conestoga SMid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-800-494-2755. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENTS

Principal Investments — Additional Information

This Prospectus describes the Conestoga SMid Cap Fund (the “Fund”), which is currently offered by Conestoga Funds (the “Trust”).

The Fund’s investment objective, long-term growth of capital, is fundamental and may not be changed except by the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund’s outstanding voting shares.

Equity securities which the Fund may purchase under normal circumstances to achieve its investment objective include: ADRs, domestic and foreign common or preferred stocks, rights and warrants. For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

▪	ADRs. ADRs are receipts for foreign company shares held by a United States depositary institution, entitling the holder to all dividends and capital gains of the underlying shares. ADRs are quoted in U.S. dollars and are traded on U.S. exchanges.
▪	Common stock. Common stock is a type of security that represents ownership in a corporation. Common stocks generally have outperformed bonds and preferred shares over long-term investment periods. Holders of common stock exercise control by electing a board of directors and voting on corporate policy but are on the bottom of the priority ladder in the event of liquidation. Common stockholders have rights to a company’s assets only after bond holders, preferred shareholders and other debt holders are paid in full.

For a more complete description of which securities the Fund can invest in and securities ratings, see the Statement of Additional Information (“SAI”).

RISK FACTORS

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective, and there is never any assurance of future performance. You can lose money by investing in the Fund. The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

The Fund is subject to the following principal risks:

▪	Equity risk. Equity risk is the risk that a security’s value will fluctuate in response to events affecting an issuer’s profitability or viability. Unlike debt securities, which have a superior claim to a company’s assets in case of liquidation or bankruptcy, equity securities benefit from a company’s earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders.
▪	Market risk. Market risk is the risk that the market value of a security may go up or down, sometimes rapidly and unpredictably because of economic changes or other events that affect individual issuers or large portions of the market. These fluctuations may cause the security to be worth more or less than it was at the time it was acquired. Market risk may involve a single security or a particular sector.
▪	Management risk. Management risk is the risk that the Fund’s management team’s investment strategies may not produce the intended results. Management risk also involves the possibility that the Fund’s management teams fail to execute an investment strategy effectively.
▪	Small company risk. Small company risk is a particularly pronounced risk for the Fund because it invests a significant percentage of its assets in the stocks of companies with relatively small market capitalizations. The stocks of these companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These companies may have limited product lines, markets or financial resources or may depend on a few key employees.
▪	Mid cap stock risk. Mid cap stock risk is particularly pronounced for the Fund because it invests a significant percentage of its assets in the stocks at companies with medium market capitalizations. Mid cap stock risk is the risk that medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

▪	Foreign investment risk. Foreign investment risk is the risk involved with the Fund’s investments in foreign companies. Foreign investments pose additional risks including those relating to political, economic and regulatory events and circumstances unique to a country or region will affect those markets and their issuers. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. In addition, foreign securities markets may be less liquid, more volatile and subject to less governmental supervision than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks. These factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
▪	Currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.
▪	Large redemption risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

About the Conestoga Funds

The Board of Trustees (the “Board”) of the Trust has the overall responsibility for the management of the Fund.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”), a Delaware limited liability company registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”), is the investment adviser of the Fund. The Adviser is located at CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087. As of December 31, 2015, the Adviser managed approximately $1.59 billion for numerous institutional and individual clients.

The Adviser supervises and assists in the overall management of the affairs of the Trust and the Fund, subject to oversight by the Board.

As compensation for advisory services to the Fund, the Adviser is entitled to an advisory fee of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least January 31, 2017, subject to termination at any time at the option of the Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between “Total Annual Fund Operating Expenses” and the respective percentage to recapture any of its prior waivers or reimbursements for a period not to exceed two fiscal years from the fiscal year in which the waiver or reimbursement was made, to the extent that such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The Adviser, at its own expense, and from its own resources and without reimbursement from the Fund, may compensate certain persons who provide services in connection with the sale or expected sale of shares of the Fund, subject to applicable laws and regulations.

A discussion regarding the Board’s basis for approving the Fund’s investment advisory agreement is included in the Fund’s semi-annual report for the fiscal period ended March 31, 2015.

SMid Cap Fund Portfolio Managers

Derek S. Johnston, CFA, Robert M. Mitchell and Joseph F. Monahan, CFA, are primarily responsible for the day-to-day management of the Fund’s portfolio. Derek S. Johnston, CFA, and Robert M. Mitchell are the lead portfolio managers of the Fund.

Derek S. Johnston has served as co-portfolio manager of the Fund since 2016. Mr. Johnston joined Conestoga in June 2015 and is responsible for providing equity research for the Small, SMid and Mid Cap equity strategies. He also supports the small cap research effort covering several names held in the small cap strategy. Prior to joining Conestoga, Mr. Johnston was a Co-Portfolio Manager for small and smid cap portfolios at 300 North Capital, LLC, where he worked from 2008-2015. He previously served as an Equity Research Analyst for small cap equities at Engemann Asset Management and an Equity Research Associate at Banc of America Securities. He has been a CFA Institute Charterholder since 2003.

Robert M. Mitchell also has served as co-portfolio manager of the Fund since its inception in 2014. As co-founder of the Adviser, Mr. Mitchell has served as Chief Investment Officer since January 1, 2014 and managing partner since 2001, where he is responsible for directing the firm’s equity portfolio management process and employing the firm’s fundamental research approach to selecting securities.

Joseph F. Monahan also has served as co-portfolio manager of the SMid Cap Fund since its inception in 2014. Mr. Monahan joined Conestoga in December of 2008 from McHugh Associates. He is a Portfolio Manager and Senior Research Analyst for the Small and SMid Cap equity strategies. Prior to joining McHugh in 2001, Mr. Monahan was a Vice President and Portfolio Manager at Pitcairn Trust Company. He is a CFA Charterholder and a member of the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

HOW THE FUND VALUES ITS SHARES

The Fund calculates its share price for each class of shares, called its net asset value per share (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”), which is normally at 4:00 p.m. Eastern Time. A business day is a day on which the NYSE is open for trading.

The NAV for each share class of the Fund is calculated by dividing the value of the Fund’s net assets attributed to that class by the number of the Fund’s outstanding shares of that class.

You can request the Fund’s current NAV by calling the Fund at 1-800-494-2755 or your Authorized Dealer, as defined below. The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Securities owned by the Fund that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the value of the Fund’s shares may change on days when you are not able to buy or sell shares.

The Fund values its investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board. The Board has delegated the fair valuation of the Fund’s portfolio securities to a Pricing Committee. The Pricing Committee is comprised of the Adviser’s personnel and may also include one or more Trustees. The Committee determines a portfolio security’s fair value in accordance with guidelines approved by the Board. The Committee periodically presents reports of its activities to the Board.

A security’s market quotation may not be considered “readily available” in situations in which: (i) a quoting dealer no longer provides prices, or data is otherwise missing with respect to a particular security priced by that dealer; (ii) there is no market quotation available because the security is restricted or not actively traded; (iii) the security’s price includes a component for dividends or interest income accrued; or (iv) spreads between bids and asked prices are so large as to render them questionable.

A portfolio security may be fair valued if significant events have occurred that may affect the value of the security, including, but not limited to, natural disasters, armed conflicts, and significant government actions. In this regard, consideration must be given to significant events (especially with respect to foreign securities) that have occurred after the exchange or market has closed but before the time as of which the Fund’s NAV is calculated. Significant events may relate to a single issuer or to an entire market sector. In addition, significant fluctuations in domestic or foreign markets may constitute a significant event.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair valuation of one or more securities may not, in retrospect, reflect the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale, exchange or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

INVESTING IN THE FUND

This section provides information to assist you in buying, exchanging and redeeming shares of each class the Fund. You may buy, exchange or redeem shares on any business day at a price based on the NAV that is calculated after you place your order. Please read the entire Prospectus carefully before buying shares of the Fund.

How to Purchase Shares

You may purchase shares of the Fund through a broker-dealer with whom the Fund’s distributor has entered into a sales agreement (an “Authorized Dealer”) or directly from the Fund. The Fund will be deemed to have received a purchase, exchange or redemption order when an Authorized Dealer accepts the order. Authorized Dealers may charge a fee for handling your purchase, exchange or redemption order. If you place your order before the close of regular trading on the NYSE, you will receive the NAV that the Fund calculates that day. Orders placed after the close of regular trading on the NYSE will be priced at the next NAV that is calculated. The Fund reserves the right to reject any request to purchase shares of the Fund. The minimum investment requirement for Institutional Class shares of the Fund may be waived for the Trustees of Conestoga Funds.

The minimum initial investment is $2,500 for the Investors Class and $250,000 for the Institutional Class; there is no minimum for subsequent investments.

Institutional Class and Investors Class shares have different expenses and other characteristics. Investors Class shares have higher annual expenses than Institutional Class shares. The performance of these share classes will differ due to the difference in expenses.

Institutional Class shares are for individual investors and for certain institutional investors investing for their own or their customers’ account. Investors Class shares are for investments made through certain financial institutions or intermediaries.

Purchase Procedures

If you choose to purchase shares of the Fund through an Authorized Dealer, you should contact the Authorized Dealer in person or by telephone.

The Fund has established an anti-money laundering compliance program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 “USA PATRIOT Act”. In order to ensure compliance with this law, the Fund must obtain the following information for all registered owners and all authorized individuals (corporate accounts require additional documentation):

▪	Full name;
▪	Date of birth;
▪	Social Security number; and
▪	Permanent street address (a post office box is not acceptable).

Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please call 1-800-494-2755.

If you wish to purchase shares directly through the Fund, you can do so by mail or by telephone once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:

* by Regular U.S. Mail or by Overnight Mail	Conestoga SMid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147

The Fund will not accept third-party checks (originally payable to someone other than you or the Fund).

Additional purchases may be made by mail, using the addresses above, or by calling 1-800-494-2755. Payment for additional shares must be made by check, bank draft, money order or by wire. To pay by wire, you should:

h by Wire	Call the Fund at 1-800-494-2755 prior to the close of regular trading on the NYSE before wiring any funds to give notice of the purchase and to receive specific instructions. You will be asked to specify the number or dollar amount of shares that you wish to buy. Funds must be wired the same day that your trade is placed.

Pre-Authorized Investment Plan. You can also purchase Investors Class and Institutional Class shares of the Fund through a pre-authorized investment plan. Under the plan, your personal bank account is automatically debited on a monthly or quarterly basis to purchase Investors Class shares of the Fund. You will receive the NAV as of the date the debit is made. To set up your plan, please call the Fund at 1-800-494-2755. The minimum amount to purchase Investors Class shares of the Fund through a pre-authorized investment plan is $500.

Retirement Plans. You can also purchase shares of the Fund as part of your retirement portfolio. Your Authorized Dealer can set up your new account under one of several tax-deferred retirement plans, including IRAs and Keoghs. Please contact your Authorized Dealer or the Fund for details regarding an IRA, Keogh or other retirement plan that works best for your financial situation.

Frequent Purchases, Exchanges and Redemptions of Fund Shares (“Market Timing”)

Market Timing can be defined as any attempt to use past prices and other market-generated data to forecast future prices of securities or indexes, whether long-term or intra-day. Market timers evaluate various economic or stock market indicators to determine when to buy or sell securities. Timing may include charting, momentum investing, and quantitative analysis using various algorithms, artificial intelligence or charting techniques. Investors engage in Market Timing in the belief that, by avoiding periods of market weakness and participating in periods of strength, they should be able to realize superior returns. Market Timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, Market Timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Trust neither encourages nor accommodates Market Timing of the Fund’s shares. To this end, the Board has adopted policies and procedures with respect to Market Timing. In order to prevent or minimize Market Timing, the Fund employs “fair value” pricing to decrease the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to Market Timing activity. Specifically, in identifying Market Timing activity, we consider, among other things, the frequency of trades, whether trades are combined with a group of shareholders, or whether trade orders are placed with a group of shareholders, or whether a trade order was placed through a securities dealer or financial intermediary. Under the Fund’s policies and procedures, at each meeting of the Board of Trustees of the Trust, the Adviser is required to present a written report of any Fund accounts that were prohibited from making additional purchases during the previous quarter.

Prevention. The fair valuation of portfolio securities traded outside the U.S. may prove to be a deterrent to Market Timing by seeking to resolve any discrepancies between the valuation of these securities as of the close of the relevant foreign market and the perceived value of these securities at the time the Fund calculates its NAV per share, based on developments in the U.S. market occurring after the foreign market close. With respect to portfolio securities traded in the U.S., fair valuation is most frequently used to price portfolio securities for which a market quotation is not readily available, for example, in situations when a security is thinly traded or when trading in a security has been halted by the relevant exchange. Fair valuation in this context generally is not expected to be a significant deterrent to Market Timing. When fair valuing portfolio securities, the Trust follows its Fair Valuation Procedures.

▪	Detection and Remedies. Frequent trading by a shareholder is a characteristic that helps identify the activity suspected of being Market Timing. The Adviser monitors shareholder activity reports on a weekly and monthly basis for suspected Market Timing based on short-term purchase/sale activity indicative of Market Timing with another fund family or investment option. Short-term purchase/sale activity is defined as a purchase of the Fund, subsequent redemption and re-purchase of the Fund within 30 days of the initial purchase. Reports include direct and “disclosed” accounts and omnibus accounts of financial intermediaries. If the value of the activity and frequency indicates that a direct account may be engaging in short-term purchase/sale activity, the Adviser will instruct the Fund’s transfer agent to freeze the account to liquidation only.

Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity. If short-term trading trends are detected, an appropriate course is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. These restrictions apply uniformly among all shareholders.

▪	Cooperation. Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited, and the Fund cannot guarantee to identify or prevent every instance of inappropriate trading.

In most cases, the Fund depends on cooperation from financial intermediaries with respect to monitoring and discouraging Market Timing. This cooperation may be proactive or reactive, depending on the system capabilities and processes of a particular financial intermediary. The Fund often does not have immediate access to individual account-level activity for those investing through an intermediary and generally must request information about this activity rather than receiving it automatically. In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund.

If the value and frequency of the activity indicates that one or more underlying accounts may be engaging in short-term purchase/sale activity, the Adviser will instruct the financial intermediary to freeze the underlying account to liquidation only. Each financial intermediary may have unique capabilities and processes for handling these situations. The Adviser will work with the financial intermediary to implement the solution that is most consistent with this policy and the intermediary’s capabilities.

As noted above, the Fund reserves the right in its sole discretion to reject purchase and exchange orders. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section of the Prospectus. The Fund may modify the Market Timing policies at any time.

Exchanging Shares

Institutional Class and Investors Class shares of the Fund may be exchanged for Investors Class or Institutional Class shares of the Conestoga Small Cap Fund (depending on which class an investor qualifies for). Shareholders of the Fund who meet the eligibility and minimum investment requirements may exchange their shares for Institutional Class shares of the Conestoga Small Cap Fund. Existing holders of Investors Class shares of the Fund who are eligible to hold Institutional Class shares may exchange their Investors Class shares for Institutional Class shares of the Fund. When you exchange shares of the Fund for shares of the Conestoga Small Cap Fund, you are selling your Fund shares and buying shares of the Conestoga Small Cap Fund, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after the Fund or Authorized Dealer receives your exchange request.

How to Exchange Shares

You may exchange shares by contacting the Fund directly by mail or calling 1-800-494-2755. The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may terminate or suspend your exchange privilege if you engage in a pattern that is excessive, as determined in the sole discretion of the Fund.

How to Redeem Shares

You may redeem shares on any business day through the Fund or your Authorized Dealer.

Redemption Procedures

Method of Redemption	Instructions
To redeem your shares by mail, you should send the Fund a signed letter of instruction indicating your fund account number, amount of redemption, and where to send the proceeds. Please make sure all parties required to sign the redemption request have done so. Send your request to:

* by Regular U.S. Mail or by Overnight Mail	Conestoga SMid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147
( by Telephone	To redeem your shares by telephone, call the Fund at 1-800-494-2755 or your Authorized Dealer between the hours of 9:30 a.m. and 4:00 p.m. Eastern Time on any business day. You may redeem your shares by telephone only if you have authorized telephone redemption on your account application.

Payment for Redeemed Shares

Payment for redeemed shares will be made by mailing a check to you, generally within three business days, but in no case longer than seven days, after your request is received in proper form. If you would like payment for redeemed shares through wire transfer, your funds will generally be wired the business day following the day your redemption request is received in proper form, but in no case take longer than seven days. To receive your proceeds by wire, you should provide the Fund with the name, location, ABA or bank routing number of your bank and your bank account number. Sufficient information must be included in your redemption request for the Fund to process the order.

Additional Information About Redemptions

Systematic Withdrawal Plan. Under a systematic withdrawal plan, you may withdraw a set amount ($250 minimum) at regular time intervals as long as you have a beginning account balance of at least $10,000. If you would like to take advantage of this or any other shareholder services that the Fund provides, please call your account representative at 1-800-494-2755 to obtain the appropriate forms. This or other shareholder services may be changed or terminated at any time with 60 days’ notice to shareholders.

Waiting period. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared, which may take up to 15 days.

Signature guarantees. If your redemption proceeds exceed $10,000, or if you instruct the Fund to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Signatures may be guaranteed only by one of the following: a U.S. bank, trust company, credit union or savings association; a foreign bank that has a U.S. correspondent bank; a U.S. registered dealer or broker in securities, municipal securities or government securities; or a U.S. national securities exchange, a registered securities association or a clearing agency.

If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Telephone policies. To purchase, exchange or sell shares by telephone directly through the Fund, you must authorize the Fund to accept telephone instructions. If you do, the Fund will accept instructions from people who it believes are authorized to act on your behalf. The Fund will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Fund nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to purchase, exchange or request a redemption of shares. If this occurs, please consider using the other purchase, exchange or redemption procedures described in this Prospectus. Alternative procedures may take longer to purchase, exchange or redeem your shares.

Automatic redemption; redemption in kind. If the value of your account falls below $2,500 (for reasons other than changes in the value of your shares), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. To the extent allowed under applicable law, the Trust also reserves the right to redeem your shares “in kind.” For example, if you redeem a large number of shares and the Fund is unable to sell securities to raise cash, the Trust may send you shares of securities of comparable value from the Fund’s portfolio. You will incur brokerage costs on the sale of shares of securities received in an in-kind distribution.

Suspension of the Right of Redemption. The Fund may suspend your right to redeem your shares under any of the following circumstances:

•	during non-routine closings of the NYSE;
•	when the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or
•	when the SEC orders a suspension to protect the Fund’s shareholders.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Investors Class and Institutional Class shares, under which shareholder servicing agents provide administrative and support services to their customers. The Shareholder Servicing Plan was also adopted on behalf of Investors Class shares and Institutional Class shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. These services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from Investors Class shares and Institutional Class shares of the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services. For these services, the Fund, on behalf of Investors Class shares and Institutional Class shareholders, may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. The Fund may pay a servicing fee to broker-dealers and others who sponsor “no transaction fee” or similar programs for the purchase of shares. Shareholder servicing agents may waive all or a portion of their fee periodically. The Fund does not intend to pay more than 0.10% in servicing fees for Institutional Class shares through September 30, 2016. After such date, the Board of Trustees may determine to increase the amount of such fees without a vote of the Fund’s Institutional Class shareholders.

In no event will the Fund pay more than 0.25% in shareholder servicing fees for its Investors Class shares or Institutional Class shares.

Distribution Plan for Investors Class Shares

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay fees from its Investors Class shares assets for selling and distributing Investors Class Shares. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

Investors Class shares of the Fund can pay distribution (12b-1) fees at an annual rate of up to 0.25% of the Fund’s Investors Class share assets. The Fund does not intend to pay more than 0.05% in distribution fees through September 30, 2016. After such date, the Board of Trustees may determine to increase the amount of such fees without the vote of the Fund’s Investors Class shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund passes along its investment earnings to you in the form of dividends and capital gains distributions. Dividends are the net income from investments after expenses. The Fund declares and pays dividends from its net investment income annually. If there are any short-term capital gains on the sale of investments, they are distributed as necessary. Normally, the Fund will pay any long-term capital gains once a year.

You can receive dividends and distributions in one of the following ways:

•	Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of the Fund. This option is followed by the Fund unless you indicate another choice on your account application.
•	Cash. The Fund will send you a check no later than seven days after the payable date.
•	Partial reinvestment. The Fund will automatically reinvest the dividends in additional shares of the Fund and pay your capital gain distributions to you in cash. Or, the Fund will automatically reinvest your capital gain distributions and send you your dividends in cash.
•	Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Fund account.

You may choose your distribution method on your original account application. If you would like to change the option you selected, please call the Fund at 1-800-494-2755 or contact your Authorized Dealer.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund’s distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income. Distributions attributable to the net capital gain of the Fund will generally be taxable to you as long-term capital gain. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is generally 23.8% (which includes a 3.8% Medicare tax). Also, Fund distributions to non-corporate shareholders attributable to dividends received by the Fund from U.S. and certain “qualified” foreign corporations (“qualifying dividends”) will generally be taxed at long-term capital gain rates, as long as certain other requirements are met. The amount of the Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities, a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations. For these lower rates to apply to Fund distributions, the non-corporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A portion of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This amount may, however, be reduced as a result of the Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse result is known as “buying into a dividend.”

Sales, Exchanges and Redemptions. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange of your shares of the Fund for shares of the Conestoga Small Cap Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial advisor) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable, unless you borrowed to acquire the shares.

Backup Withholding. The Fund will be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross sale proceeds payable to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss) and dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund. Generally, to obtain the benefit of any such exemptions, or the benefit of a reduction of withholding taxes as a result of a tax treaty, the shareholder must furnish the Fund with a properly completed Form W-8BEN or W-8BEN-E, as applicable.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income and gain from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. Distributions of ordinary income and capital gains, and gains from the sale, exchange or redemption of your Fund shares, are generally subject to state and local taxes. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

Additional information about taxes is provided in the SAI.

ADDITIONAL INFORMATION

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Authorized Dealers.

Shareholder Communications

The Fund may eliminate duplicate mailings of Fund materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund sends these documents to each shareholder individually by calling the Trust at 1-800-494-2755.

SMID CAP FUND FINANCIAL HIGHLIGHTS

Institutional Class shares of the Fund commenced operations on December 15, 2014. The Fund’s Investors Class began operations on January 21, 2014. The financial highlights table is intended to help you understand the financial performance of the Fund. The table below represents the financial results for a share of the Investors Class of the Fund. The total return in the table represents the rate that an investor would have earned assuming the reinvestment of all dividends and distributions. The information for fiscal year or period ended September 30, 2015 and the fiscal period ended September 30, 2014 has been audited by BBD, LLP, whose report, along with the Fund’s financial statements are incorporated by reference in the SAI, which is available upon request by calling toll-free 1-800-494-2755 or on the internet at www.conestogacapital.com. For a share outstanding throughout each year or period:

CONESTOGA SMID CAP FUND

INSTITUTIONAL CLASS

Financial Highlights

Selected data for a share outstanding throughout the period:

	For the Period Ended 9/30/2015*

Net asset value – beginning of period	$8.92

From Operations
Net investment loss(a)	(0.05)
Net realized and unrealized loss on investments	(0.18)
Total from investment operations	(0.23)

Net asset value – end of period	$8.69

Total return	(2.58)%	(b)
Ratios/supplemental data
Net assets – end of period (thousands)	$16,706

Before waivers
Ratio of expenses to average net assets	1.72%	(c)
Ratio of net investment loss to average net assets	(1.25)%	(c)

After waivers
Ratio of expenses to average net assets	1.10%	(c)
Ratio of net investment loss to average net assets	(0.63)%	(c)

Portfolio turnover rate	12.63%	(b)

* For the period December 15, 2014 (commencement of operations of the SMid Cap Fund’s Institutional Class) through September 30, 2015.

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(b) Not Annualized.

(c) Annualized.

CONESTOGA SMID CAP FUND

INVESTORS CLASS

Financial Highlights

Selected data for a share outstanding throughout each period:

	For the Year Ended 9/30/2015	For the Period Ended 9/30/2014*

Net asset value – beginning of period	$8.73	$10.00

From Operations
Net investment loss(b)	(0.07)	(0.06)
Net realized and unrealized loss on investments	0.01 (d)	(1.21)
Total from investment operations	(0.06)	(1.27)

Net asset value – end of period	$8.67	$8.73

Total return	(0.69)%	(12.70)%
Ratios/supplemental data
Net assets – end of period (thousands)	$1,779	$2,786

Before waivers
Ratio of expenses to average net assets	2.25%	6.58%(c)
Ratio of net investment loss to average net assets	(1.67)%	(6.12)%(c)

After waivers
Ratio of expenses to average net assets	1.35%	1.35%(c)
Ratio of net investment loss to average net assets	(0.77)%	(0.89)%(c)

Portfolio turnover rate	12.63%	9.60%(b)

* For the period January 21, 2014(commencement of investment operations) through September 30, 2014.

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

(b) Not Annualized.

(c) Annualized.

(d) The amount of net realized and unrealized gain (loss) on investments on a per share basis does not accord with the amounts presented in the Statement of Operations due to the timing of subscriptions and redemptions in relation to fluctuating market values during the period.

CONESTOGA SMID CAP FUND

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

1-800-494-2755

INVESTMENT ADVISER

Conestoga Capital Advisors, LLC

CrossPoint at Valley Forge

550 E. Swedesford Road

Suite 120 East

Wayne, PA 19087

TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT

Mutual Shareholder Services, LLC
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

1-800-494-2755

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

CUSTODIAN

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders when they are prepared. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1-800-494-2755 or write to the Fund at Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087, or call your Authorized Dealer.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 to obtain information on the operation of the SEC’s Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s prospectus, SAI, annual and semi-annual reports free of charge from Conestoga Funds’ worldwide web site at http://www.conestogacapital.com.

Investment Company Act File No. 811-21120